UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 2, 2020

KBL Merger Corp. IV

(Exact name of registrant as specified in its charter)

Delaware	001-38105	81-3832378
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30 Park Place, Suite 45E

New York, NY 10007

(Address of Principal Executive Offices)

(302) 502-2727

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	KBLM	The NASDAQ Stock Market LLC
Warrants, each warrant exercisable for one-half of one share of Common Stock at an exercise price of $5.75 per half share	KBLMW	The NASDAQ Stock Market LLC
Rights, exchangeable into one-tenth of one share of Common Stock	KBLMR	The NASDAQ Stock Market LLC
Units, each consisting of one share of Common Stock, one Warrant and one Right	KBLMU	The NASDAQ Stock Market LLC

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On June 2, 2020, KBL Merger Corp. IV (“KBL” or the “Company”) received a written notice (the “Notice”) from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that it was no longer in compliance with the Nasdaq Listing Rules (the “Rules’).

In the Notice, Nasdaq advised KBL that, pursuant to Rule IM-5101-2, a special purpose acquisition company (“SPAC”) must complete one or more business combinations within 36 months of the effectiveness of the SPAC’s initial public offering. Since the Company’s registration statement became effective on June 1, 2017, it was required to complete its initial business combination by no later than June 1, 2020. Such rule also provides that if the Company does not comply with the above requirement, Nasdaq will issue a Staff Delisting Determination under Rule 5810 to delist the Company’s securities.

Accordingly, Nasdaq has advised KBL that its securities will be delisted from The Nasdaq Stock Market and, unless the Company requests an appeal of such determination, its securities will be suspended from trading at the opening of business on June 11, 2020 and a Form 25-NSE will be filed with the Securities and Exchange Commission removing the Company’s securities from listing and registration on the Nasdaq Stock Market.

The Company is currently in negotiations with a third party to consummate a business combination. Accordingly, the Company plans to appeal the Staff’s delisting determination by requesting a hearing with a Nasdaq Hearings Panel pursuant to the procedures set forth in the Nasdaq Listing Rule 5800 Series.

There can be no assurance that the Company will be able to enter into a definitive agreement to consummate a business combination or that the Nasdaq Hearings Panel will not affirm the Staff’s delisting determination.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 8, 2020

KBL Merger Corp. IV

By:	/s/ Marlene Krauss, M.D.
Name:	Marlene Krauss, M.D.
Title:	Chief Executive Officer

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